SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2003

QUESTCOR PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	0-20772	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3260 Whipple Road, Union City, California	94587
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 400-0700

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”).
SIGNATURE
Exhibit 99.1

     This Current Report on Form 8-K is furnished by Questcor Pharmaceuticals, Inc., a California corporation (“Questcor” or the “Company”), in connection with the matters described herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits.

99.1	Press release by Questcor Pharmaceuticals, Inc. dated May 15, 2003, relating to the Company’s results for the quarter ended March 31, 2003, referred to in Item 9 below.

Item 9. Regulation FD Disclosure (the following discussion is furnished under “Item 12. Results of Operations and Financial Condition”).

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

On May 15, 2003, the Company announced via press release its results for the quarter ended March 31, 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2003	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ TIMOTHY E. MORRIS

Timothy E. Morris Chief Financial Officer